                                                                    Exhibit 10.9


                                    L E A S E
                                    ---------

     THIS INDENTURE OF LEASE made and entered into at Cleveland, County of Cuyahoga and State of Ohio, on the 23rd day of March, 2000, by and between SHERRY E. GREER and JAMES C. COMELLA, TRUSTEES, under T/A/D December 21, 1991, hereinafter referred to as the "LESSOR", and ATHERSYS, INC., hereinafter referred to as the "LESSEE", in consideration of the terms and conditions set forth herein and for other good, valuable and sufficient consideration, granted, bargained, and exchanged between the parties hereto;

                              W I T N E S S E T H:
                              --------------------

SECTION 1. - PREMISES.
----------------------

     In consideration of the payment of the rental and the performance of the covenants hereinafter set forth, the Lessor agrees to lease to Lessee (i) the office warehouse building consisting of approximately 32,110 square feet at 3201 Carnegie Avenue, Cleveland, Ohio 44115, (ii) exclusive use of the parking areas adjacent to such building and (iii) the non-exclusive use of Lessor's parking lot east of 3201 Carnegie Avenue, Cleveland, Ohio as depicted in Exhibit "A", for Lessee's customers and employees all in their present condition upon such terms mutually acceptable to the parties (but without additional rent as to the parking areas).

SECTION 2. - USE.
-----------------

     (A) Lessee shall use the premises for a biomedical laboratory and production facility together with general office space and for such other uses as may be incidental or related thereto.

     (B) Lessee shall use and occupy the premises in a careful, safe and proper manner, keeping the same in a clean and safe condition and shall observe and comply with all rules, orders and regulations of the Federal, State and Municipal governments affecting the leased premises including the making of alterations and structural changes and shall obtain all necessary permits for such alterations.

SECTION 3. - TERM & OPTION.
---------------------------

     (A) The term of this Lease shall be for a period of three (3) years commencing on the earlier of April 1, 2000 or the date tenant has completed its improvements, moved into the premises and commenced operations at the premises but no earlier than March 15, 2000. (The "Rent Commencement Date")

     (B) Providing that Lessee is not in default of any of the terms and conditions of this Lease, Lessor hereby grants Lessee the option to renew and extend this Lease for four (4) consecutive six (6) month terms. The exercise of these options shall be in writing and delivered to the Lessor no later than one hundred twenty (120) days prior to the completion of the term of this Lease or any extensions thereof.

     (C) In the event of any holding over after the expiration of this Lease or any extensions thereof such holding over shall be on a month to month basis and upon the same terms and conditions of this Lease or any extension thereto except that the rental shall be computed as provided in Section 4(B) hereinafter.

     (D) In the event Lessor can give Lessee possession at an earlier date, the rent shall commence on such earlier date all subject to the terms of this lease and providing Lessee is in compliance with Section 7.

     (E) Lessee to obtain possession of premises on or prior to January 1, 2000 for purposes of performing its build-out, moving-in and commencing operations including without limitation access for measuring and planning purposes and to store certain components to be installed during build-out at the site any time. Such access and storage will be coordinated with the existing Lessor.

SECTION 4. - RENT.
------------------

     (A) The Lessee hereby covenants and agrees to pay Lessor, without demand, at his office or such other places as Lessor may from time to time direct, as fixed rent for said premises for the term the sum of Five Hundred Eighty-Six Thousand Three Hundred Fourteen Dollars ($586,314.00) in equal consecutive monthly installments of Sixteen Thousand Two Hundred Eighty-Six Dollars and Fifty Cents ($16,286.50) on the first day of each month commencing on the Rent Commencement Date. In the event the lease commences during a month, the rent shall be prorated to the first day of the succeeding month.

     (B) In the event Lessee exercises its options to extend this Lease as provided hereinabove, or in the event of any holding over, such renewal or holding over shall be upon the same terms, covenants and conditions of this Lease except that the rental for such terms shall be Ninety-Seven Thousand Seven Hundred Nineteen Dollars ($97, 719.00) for each renewed term payable in equal consecutive monthly installments of Sixteen Thousand Two Hundred Eighty-Six Dollars and Fifty Cents ($16,286.50) per month.

SECTION 5. - ADDITIONAL RENT. - (REAL PROPERTY TAXES, ASSESSMENTS, INSURANCE,
-----------------------------------------------------------------------------
UTILITIES, MAINTENANCE AND OTHER COSTS).
----------------------------------------

     (A) Lessee shall be responsible for and shall pay the costs of all utilities used or consumed in conjunction with Lessee's use of the leased premises including but not limited to water rents, sewer charges, gas and electric charges. Lessor will provide at its own cost, if necessary, separate meters for electricity, gas, and water/sewer charges.

     (B) Lessee shall be responsible for and shall pay the costs of any repairs, alterations, renovations, remodeling, redecoration and general maintenance of the leased premises which may be required or desired to keep the said premises fit for occupancy for the purposes herein described, except as otherwise may be provided in Section 8 hereof.

     (C) Lessee shall reimburse Lessor [within ten (10) days after receipt of the current tax bill from Lessor] for real estate taxes attributable to periods during the term of the lease commencing with the Rent Commencement Date. This does not include 3303 Carnegie Avenue upon which some of Lessee's parking spaces are located. At the termination of the lease or any extensions thereof, Lessee shall pay Lessor real estate taxes for the months of the Lease in which Lessee occupied the premises based on the last available tax bill, which payment shall be final. It is the intention of the parties that Lessee will be responsible for reimbursing Lessor for the real estate taxes for the term which will not become due until January, 2001 when first half of year 2000 taxes will be due and which will be prorated for the actual portion of such half which relates to Lessee's use. In the event Lessee exercises any of its options provided herein such prorations will continue based on the then current taxes.

SECTION 6. - SECURITY.
----------------------

     Waived.

SECTION 7. - LIABILITY INSURANCE AND HOLD HARMLESS.
---------------------------------------------------

     (A) Lessee will indemnify Lessor and save Lessor harmless from and against any and all claims, actions, damages, liability and expense in connection with loss, damage or injury to persons or property occurring in, upon or at the premises and common areas and the parking lots or occasioned wholly or in part by any negligent act or omission of Lessee, Lessee's agents, contractors, customers or employees or parties claiming through Lessee.

     (B) Lessor will indemnify Lessee and save Lessee harmless from and against any and all claims, actions, damages, liability and expense in connection with loss, damage or injury to persons or property occurring in, upon or at the premises and common areas and the adjacent parking lots or occasioned wholly or in part by any negligent act or omission of Lessor, Lessor's agents, contractors, customers or employees or parties claiming through Lessor.

     (C) Lessee at all times during the term of this Lease shall, at its own expense, keep in full force and effect, Public Liability Insurance or Commercial General Liability Insurance on the leased premises and the adjacent parking lots in companies acceptable to Lessor, naming both Lessor and Lessee as insureds as their interests may appear, with a minimum combined single limit of $1,000,000.00 bodily injury and $1,000,000.00 property damage and $2,000,000.00 general aggregate with an additional umbrella coverage of $4,000,000.00 and shall deposit the policy or policies of such insurance, or certificates thereof, with Lessor.

     (D) Lessee shall maintain "special form" property coverage for Lessee's personal property owned by it and interior improvements and Lessor shall have no obligation with respect thereto.

SECTION 8. - REPAIRS, RENOVATIONS, IMPROVEMENTS AND MAINTENANCE
---------------------------------------------------------------

     (A) Lessee, at its expense, shall have the right during the continuance of this Lease, to make such alterations or improvements in the premises, as may be proper and necessary for the conduct of the Lessee's business and for the full beneficial use of the premises provided Lessee in writing shall first obtain Lessor's written consent, which consent will not be unreasonably withheld and will be deemed given if Lessor fails to respond within the ten (10) days after receipt of said written request from Lessee.

     (B) Lessee, at its own expense, will keep and maintain the interior of the premises and the adjacent parking lot in good condition and repair, including but not limited to regular and preventive maintenance to the HVAC, electrical and mechanical installations, plumbing and regular and preventive maintenance to sewer systems, the exterior doors and window frames and shall make any replacements thereof, except as set forth in "G" below, do all necessary painting and decorating, and shall replace all broken glass. All such repairs and replacements shall be equal in quality and class to the original work or item.

     (C) Lessee agrees that in the event that it shall have to make any changes in the heating, ventilating and air conditioning systems within the premises, which changes shall result in the relocation or resizing of the equipment or in the requirements of the utility services used in the operation thereof, Lessee shall first present to Lessor full and detailed plans of such changes and shall not commence work on any such changes without the written consent of Lessor. Notwithstanding the foregoing, Landlord shall permit Tenant to upgrade the HVAC system in certain laboratory areas to a "one pass air system".

     (D) Lessor and Lessee shall make all required repairs, alterations, installations and improvements in accordance with applicable laws and building codes and in a good and workmanlike manner.

     (E) In the event that any mechanic's lien or any other type of lien shall be filed against the property of Lessor as a result of Lessee's acts, responsibility or failure to act, the Lessee shall indemnify and save harmless the Lessor against all loss, liability, costs or damages as a result of any such mechanic's lien, or other type of lien, and the Lessee shall, within twenty (20) days of the filing of any such lien, remove, pay or cancel said lien, secure the payment of any such liens or liens by bond or other acceptable security or, at its own expense, to contest and defend on behalf of the Lessee, or Lessor any action involving the collection, validity or removal of such lien or liens.

     (F) Nothing herein contained shall be construed as a consent to anyone on the part of the Lessor, either express or implied, to subject the interest of the Lessor in the premises to any mechanic's lien or liability under the Mechanic's Lien Law of Ohio.

     (G) Landlord shall be responsible at its sole cost for the maintenance, repair and replacement of building structural components, the exterior of the building, parking surfaces, landscaping and roof. Landlord shall also be responsible for the replacement of the HVAC systems providing that such systems were properly maintained by Lessee.

     (H) Lessor agrees to permit Lessee to construct signage on the building and at appropriate entrance ways and parking areas subject to governmental approvals.

     (I) Landlord shall provide an eight (8) yard dumpster and appropriate removal services at least once a week and shall at its cost remove snow from parking areas pursuant to a contract which provides snow removal at times and intervals substantially similar to similarly situated warehouse buildings and commercially reasonable for Lessee's purposes.

SECTION 9. - ACCESS BY LESSOR.
------------------------------

     Lessor may have free access to the "premises" at all reasonable times upon one (1) hour's notice to Lessee during Lessee's business hours between 9:00 A.M. and 5:00 P.M., or otherwise without notice for emergency purposes, for the purpose of examining the same or to make any alterations or repairs to the building that Lessor may deem necessary for its safety of preservation, and also during the last three (3) months of the term, or extended term, of this Lease for the purpose of exhibiting said "premises" and putting up the usual notice of "to rent" or "for sale", which notice shall not be removed, obliterated or hidden by Lessee, and which signs shall not hide nor obliterate Lessee's signs used in its business.

SECTION 10. - DEFAULT.
----------------------

     The following shall be events of default under the terms and conditions of this Lease, to wit:

     (A) Failure by the Lessee to pay any portion of the rents required to be paid under Section 4, 5, 6 and 7 herein on any rental payment date, or within ten (10) days thereafter.

     (B) Failure by the Lessee to observe and perform any term, covenant or condition on its part to be performed, for a period of thirty (30) days, or such additional time as may be reasonably required, after written notice has been given to the Lessee by the Lessor specifying such failure and requesting that it be remedied; and/or

     (C) The dissolution or liquidation of the Lessee or the filing by the Lessee of a voluntary petition in bankruptcy or the commission by the Lessee of any act of bankruptcy, or the adjudication of the Lessee as a bankrupt, or an assignment by the Lessee for the benefit of its creditors, or the entry by the Lessee into an agreement of composition with its creditors, or the approval by a court of competent jurisdiction of a petition applicable to the Lessee in any proceeding for its reorganization instituted under the provisions of the General Bankruptcy Act, as amended, or under any similar act which may hereafter be enacted. The terms "dissolution or liquidation of tenant" as used herein shall not be construed to include the cessation of the corporate existence of the Lessee resulting from a merger or consolidation of the Lessee into or with another corporation, or dissolution or liquidation of the Lessee following a transfer of all or sub-stantially all of its assets.

SECTION 11. - REMEDIES ON DEFAULT.
----------------------------------

     Whenever any event of default referred to in Section 10 hereinabove shall have happened and be subsisting, the Lessor may take one or more of the following remedial steps:

     (A) The Lessor may, at its option, declare all installments of rent under
Section 10 hereinabove for the remainder of the term hereof to be immediately due and payable, whereupon the same shall become immediately due and payable; and/or

     (B) The Lessor may re-enter and take possession of the leased premises without terminating this Lease and sublet the premises for the account of the Lessee, holding the Lessee liable for the difference in the rent and other amounts payable by such sub-tenant in such subletting and the rents and other amounts payable by the Lessee hereunder; and/or

     (C) The Lessor may terminate this Lease, exclude the Lessee from possession of the leased premises and use its best efforts to lease the premises to another for the account of the Lessor, holding the Lessee liable for all rents and other payments due up to the effective date of such leasing; and/or

     (D) The Lessor may take whatever action at law or in equity may appear reasonably necessary or desirable to collect the rent then due and thereafter to become due, or to enforce performance and observance of any covenant of the Lessee under this Indenture of Lease.

SECTION 12. - NO REMEDY EXCLUSIVE.
----------------------------------

     No remedy herein conferred upon or reserved to a party is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Indenture of Lease or hereafter existing at law or in equity, or by statute.

SECTION 13. - QUIET ENJOYMENT.
------------------------------

     The Lessor will warrant and defend the right of peaceful possession and enjoyment by the Lessee to the premises during the term of any renewals or extensions thereof against all parties. The Lessor covenants that the Lessee, upon paying the rental herein provided and performing the conditions and agreements herein contained on its part to be kept and performed, shall at all times during the term and any renewals and extensions hereof, peaceably and quietly have, hold, use and enjoy the leased premise and the appurtenances thereunto belonging to without hindrance or molestation by the Lessor or any other person or persons.

SECTION 14. - SURRENDER.
------------------------

     At the expiration of the Lease, whether by lapse of time or otherwise, the Lessee shall surrender the leased premises broom clean and in good order and condition, reasonable wear and tear, damaged by fire, the elements and other casualty excepted. Notwithstanding any provision to the contrary, the Lessee shall have the right to remove from the leased premises, all trade fixtures, including furniture, equipment, merchandise, artifacts, signs and all other personal property. The Lessee shall not be required to restore or change any remodeling, improvements, alterations, or repairs made by it to the interior or exterior of the leased premises. All improvements or alterations made by the Lessee shall be the sole property of the Lessor.

SECTION 15. - DESTRUCTION OR DAMAGE TO BUILDING.
------------------------------------------------

     (A) In the event the premises should be damaged by fire, explosion, or any other casualty or occurrence and the premises should be damaged to any substantial extent and if Lessor elects to either repair or rebuild the premises, this Lease shall remain in full force and effect and the Lessee's liability to pay rent under this Lease shall not cease; provided, however, that the fixed rent and all other charges shall abate proratably for that portion of the premises not usable by Lessee. Lessee may at its option terminate this Lease if the premises cannot be repaired within one hundred twenty (120) days.

     (B) If Lessor elects not to repair or rebuild the premises this lease shall terminate upon the giving notice of such election to Lessees within sixty (60) days after such event and any prepaid rentals shall be refunded to Lessee. In no event, under subsection (A) hereof, shall Lessor be required to repair or replace Lessee's stock in trade fixtures, furnishings, floor coverings or equipment. Upon termination of this lease, Lessee shall have no further obligation to Lessor upon its vacation of the premises.

SECTION 16. - EMINENT DOMAIN.
-----------------------------

     If all or any part of the leased premises shall be appropriated, condemned or taken by a paramount authority, or sold to such authority, the Lessee, at its option, may terminate this Lease at any time after the date the paramount authority takes title, or as of the date the paramount authority requires possession. The Lessee shall have the right to recover from the condemning authority such compensation as may be separately awarded to the Lessee on account of the interruption of the Lessee's business, for moving and relocation expenses, and for depreciation to, and removal of the Lessor's goods, trade fixtures, equipment and leasehold improvements.

SECTION 17. - MORTGAGE SUBORDINATION AND NON-DISTURBANCE AGREEMENT.
-------------------------------------------------------------------

     (A) Lessor reserves the right to demand and obtain from the Lessee a Waiver of Priority of its lien arising by virtue of the within Leasehold Estate, thereby subordinating Lessee's said lien in favor of a first mortgage lien arising from an anticipated first mortgage loan, or in favor of any first mortgage lien of any refinancing or replacing first mortgage loan that may become necessary or desirable from time to time to the Lessor for the same, and Lessee agrees to execute at any and all times such instruments that may be required by any such lending institution or prospective first mortgage in order to effectuate such Waiver of Priority and subordination of Lessor' lien.

     (B) If Lessee, within five (5) days after submission of any such instrument, fails to execute the same, Lessor is hereby authorized to execute the same as attorney in fact for Lessee.

     (C) It is a condition, however, to the subordination and lien provisions herein provided that Lessor, shall, procure from any such mortgagee an agreement in writing, which shall be delivered to Lessee, providing in substance that so long as Lessee shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, its tenancy will not be disturbed nor this Lease affected by any default under such mortgage.

SECTION 18. - LESSOR REPAIRS
----------------------------

     Notwithstanding the foregoing, the Landlord shall, at its sole cost and expense make the following renovations to be completed by no later than March 15, 2000:

     (A) Replace carpet (to "builder's standard grade", selection made by Tenant) and repaint and repair second floor office area where previous tenant removed cubicle walls; and

     (B) Make all repairs and additions necessary to (a) meet requirements of the Americans with Disabilities Act, (b) meet code requirements of the City of Cleveland (Tenant to obtain a third party inspection by January 1, 2000 and submit to Landlord a copy of any report listing deficiencies); and (c) insure operation of all building systems as "Y2K" compliant.

     (C) Install and/or repair an existing electrical back-up generation system including generator, autostart system and UPS systems for the premises.

SECTION 19. - NOTICE AND RENTAL PAYMENTS.
-----------------------------------------

     Any notice shall be deemed given when sent certified or registered mail, "Return Receipt Requested", or by nationally recognized overnight express mail carrier and addressed as follows:

         TO THE LESSOR:             James C. Comella and Sherry E. Greer,
                                    Trustees
                                    3950 Carnegie Avenue
                                    Cleveland, Ohio 44115

         AND TO:                    Edward R. Reichek, Esq.
                                    75 Public Square, Suite 1225
                                    Cleveland, Ohio 44113

         TO THE LESSOR:             Athersys, Inc.
                                    3201 Carnegie Avenue
                                    Cleveland, Ohio 44115

         AND TO:                    William A. Herzberger, Esq.
                                    Jones, Day, Reavis & Pogue
                                    901 Lakeside Avenue
                                    Cleveland, Ohio  44114

     (A) Any party hereto may from time to time specify a new address to which any such notice or rental payment shall thereafter and until further notice be sent.

SECTION 20. - SEVERABILITY.
---------------------------

     In the event that any provision or item of this Indenture of Lease, or the application thereof to any facts is rendered invalid by the decision of any court or by the enactment of any law, ordinance or regulation, such provision of this Indenture of Lease shall be deemed to have never been included herein, or shall be deemed not to apply to such facts as the case may be, and the balance of this Indenture of Lease shall continue in effect in accordance with its terms.

SECTION 21. - WAIVERS.
----------------------

     In the event any agreement in this Indenture of Lease shall be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach here under.

SECTION 22. - COMPLETE AGREEMENT.
---------------------------------

     (A) This Agreement is deemed to contain all of the terms and conditions bargained and exchanged by and between the parties hereto an no parol representations, warranties or outside conditions are permitted to vary the written agreement as set forth in this Indenture of Lease.

     (B) This Agreement and all of its terms and conditions shall inure to the benefit of the parties hereto, their respective successors and assigns, and shall be binding upon all such successors in interest and assigns of the parties hereto.

     (C) No modification of this Lease shall affect any of the terms and conditions herein set forth unless such modification shall be in writing and signed by the parties hereto, or their successors and assigns.

     (D) Tenant may, without Landlord's consent, sublet or assign premises, or any part thereof, to (i) any successor of Tenant resulting from a merger, acquisition or consolidation of Tenant, (ii) any subsidiary of Tenant or (iii) any entity under common control with Tenant. Assignments and subleases to other parties upon prior written consent of Landlord which consent shall not be unreasonably withheld.

SECTION 23. - CONTINGENCIES
---------------------------

     Tenant's obligations except as to rent (use and occupancy) are contingent upon receipt of a Certificate of Occupancy from the City of Cleveland upon completion of Tenant's improvements.

SECTION 24. - ENVIRONMENTAL
---------------------------

     Lessor warrants that there is no asbestos or other hazardous material in the building or at the premises and shall indemnify Lessee for costs, claims and actions arising out of hazardous conditions at the premises existing prior to December 15, 1999.

     Lessee to obtain all necessary permits and handle environmental materials only as permitted and in accordance with applicable law and to indemnify Lessor for costs, claims and actions arising out of Tenant's, and its employee's and invitee's environmental actions at the premises.

SECTION 25. - BROKERS
---------------------

     Each party represents that it has not used a broker or finder and indemnifies the other party from and against the cost of any broker or finder claiming by or through such party.

SECTION 26. - SHORT FORM LEASE.
-------------------------------

     This Lease shall not be recorded, but a Memorandum of this Lease describing the property herein demised, giving Term of this Lease and renewal rights, if any, and referring to this Lease, may be recorded by either party.
     IN WITNESS WHEREOF, the parties hereto set their hands to duplicate copies hereof, each of which shall constitute an original this 31st day of March, 2000, as to Lessor, and this 23rd day of March, 2000, as to Lessee.

Signed in the presence of:                  LESSOR:

/s/ Sarantos C. Krokos             /s/ James C. Comella, Trustee
-------------------------          -----------------------------
                                   James C. Comella, Trustee

/s/ Carmen Scimone                 /s/ Sherry E. Greer
-------------------------          -----------------------------
                                   Sherry E. Greer, Trustee

                                   LESSEE:
                                   ATHERSYS, INC.

/s/ David Maske                    BY /s/ James Kovach, COO, EVP
-------------------------            ---------------------------

/s/ Evan A. Facher                 BY /s/ Gil Van Bokkelen, CEO
-------------------------            ---------------------------

                            LESSOR'S ACKNOWLEDGEMENT
                            ------------------------

STATE OF OHIO                       )
                                    ) ss.
COUNTY OF CUYAHOGA                  )

     BEFORE ME, a Notary Public, in and for said County and State, personally appeared JAMES C. COMELLA and SHERRY E. GREER, Trustees, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Cleveland, Ohio, this 31st day of March, 2000.



                                           /S/ Edward R. Reichek
                                           ---------------------
                                           NOTARY PUBLIC


                            LESSEE'S ACKNOWLEDGEMENT
                            ------------------------


STATE OF OHIO                       )
                                    ) ss.
COUNTY OF CUYAHOGA                  )


     BEFORE ME, a Notary Public, in and for said County and State, personally appeared the above-names ATHERSYS, INC., by GIL VAN BOKKELEN, its CEO and JAMES KOVACH, its COO and E.V.P., who acknowledged that they did sign the foregoing instrument and that the same is their free act and deed.

     IT WITNESS WHEREOF, I have hereunto set my hand and official seal at Cleveland, Ohio, this 23rd day of March, 2000.



                                          /S/ William Herzberger
                                          ----------------------
                                          NOTARY PUBLIC